USAA INTERNATIONAL FUND Fund Shares, International Shares, and Adviser Shares SUPPLEMENT DATED MAY 2, 2016 TO THE FUND’S PROSPECTUS DATED OCTOBER 1, 2015

This Supplement updates certain information contained in the above-dated prospectus for the USAA International Fund (the Fund). Please review this important information carefully.

The following disclosure is hereby added to the International Fund’s Portfolio Manager(s) under MFS section on page 7:

Filipe M.G. Benzinho, Investment Officer and Portfolio Manager of MFS, has managed a portion of the Fund since May 2016.

The following disclosure is hereby added to the International Fund’s Portfolio Manager(s) under MFS section on page 20:

Filipe M.G. Benzinho, Investment Officer and Portfolio Manager, has been employed in the investment area of MFS since 2009 and has managed a portion of the Fund since May 2016.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

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